Debt	May 20, 2020
Debt Disclosure [Abstract]
Debt
10.	Debt
Amended and Restated Credit and Security Agreement
Term Loan
On August 4, 2015, the Company entered into a credit and security agreement with MidCap Financial Trust, as agent, and MidCap Financial Funding XIII Trust and Silicon Valley Bank, as lenders, to borrow up to $30.0 million in term loans. In August 2019 the Company terminated the credit and security agreement and paid off the remaining outstanding balance of principal and accrued and unpaid interest on the 2015 term loan, as well as the $2.7 million final payment. As a result, the Company recorded a debt extinguishment loss of $0.4 million primarily related to the write-off
of the unamortized portion of the final payment and unamortized debt issuance costs, which have been recorded as a component of interest expense and other expense, respectively, on the statement of operations for the year ended December 31, 2019.
On August 2, 2019, the Company entered into an amended and restated credit and security agreement (the “amended and restated credit and security agreement”) with Silicon Valley Bank as agent, MidCap Financial Trust, Flexpoint MCLS Holdings, LLC, and the other lenders from time to time party thereto (collectively, the “Lenders”), providing for a term loan of $40.0 million and a revolving credit facility of up to $20.0 million, both of which mature on January 1, 2024 (the “Maturity Date”). The Company concurrently borrowed the $40.0 million term loan and used $7.7 million of the proceeds to repay the remaining amount owed on the 2015 term loan. The revolving credit facility became available to us beginning January 1, 2020, and in February 2020, we drew down the $20.0 million available.
The Company granted the Lenders a security interest in substantially all of its personal property, rights and assets, other than intellectual property, to secure the payment of all amounts owed under the amended and restated credit and security agreement. The Company agreed not to encumber any of its intellectual property without the Lender’s prior written consent.
The amended and restated credit and security agreement contains certain representations, warranties, and covenants of the Company, including a minimum revenue covenant that will be in effect at any time the Company’s liquidity (defined as cash and cash equivalents held with Silicon Valley Bank) is below $80.0 million. The revenue covenant is set annually and is based on the greater of a conservative percentage of that year’s approved forecast and modest growth over the trailing twelve months of actual . The amended and restated credit and security agreement also has a material adverse event clause. If the revenue covenant becomes applicable and the Company fails to comply with it, or a material adverse change as defined in the agreement occurs, the amounts due under the amended and restated credit and security agreement could be declared immediately due and payable. As of December 31, 2019, the Company was compliant with all covenants.
Borrowings under the 2019 term loan accrue interest monthly at a floating interest rate equal to the greater of the prime rate plus 1.5% or 6.5% per annum. Following an interest-only period of 18 months, principal is due in 36 equal monthly installments commencing February 1, 2021 and ending on the Maturity Date. Upon the Maturity
Date, the Company will be obligated to pay a final payment equal to 4.75% of the total principal amounts borrowed under the facility. The final payment amount is being accreted to the carrying value of the debt using the straight-line method, which approximates the effective interest method. As of December 31, 2019, the carrying value of the term loan was approximately $40.2 million, all of which is presented as long-term debt in the Company’s condensed consolidated balance sheet as of December 31, 2019.
The Company may prepay the term loan at any time by paying the outstanding principle balance, a final payment equal to 4.75% of the term loan amount, all accrued interest and a prepayment fee of 3% of the outstanding term loan amount if repaid in the first year, 2% of the outstanding term loan amount if repaid in the second year, and 1% of the outstanding term loan amount if repaid in the third year of the loan; no prepayment fee is required thereafter.
Revolving Credit Facility
Borrowings under the revolving credit facility accrue interest monthly at a floating interest rate equal to the greater of the prime rate or 5.50% per annum. In addition to paying interest on any amounts borrowed under the revolving credit facility, the Company owes an unused revolving line facility fee equal to 0.25% per annum of the average unused portion of the revolving line. multiplied by the difference between the total amount available to be borrowed (the “Revolver Commitment Amount”) of $20.0 million and the greater of the average outstanding revolver balance and 25% of the Commitment Amount. The revolving credit facility and any related fees or interest payments was made available to the Company beginning January 1, 2020, after certain conditions imposed by the Lenders, were met, including an initial borrowing limitation of up to $10.0 million until the Lenders completed an audit of certain collateral accounts.
Beginning on January 1, 2020, if the interest payment on the revolving credit facility is less than the amount of interest that would have been payable had the Company borrowed 25% of the Revolver Commitment Amount, then the Company will be required to pay the difference.
The Company may retire the revolving credit facility early, at any time, by paying the outstanding principal balance, all accrued interest and a termination fee equal to 2% of the Revolving Commitment Amount if repaid in the first year, and 1% of the Revolving Commitment Amount if repaid in the second year; with no termination fee thereafter.
As of December 31, 2019, annual principal and interest payments due under the 2019 term loan are as follows:

Year	Aggregate Minimum Payments (in thousands)
2020	2,736
2021	14,611
2022	14,816
2023	13,903
2024	3,018

Total	$49,084
Less interest	(7,182)
Less unamortized portion of final payment	(1,726)

Total	$40,176

2024 Convertible Notes
On May 2, 2017 the Company issued an aggregate of $201.3 million principal amount of the 2024 Convertible Notes. The 2024 Convertible Notes have a maturity date of May 1, 2024, are unsecured and accrue interest at a rate of 3.375% per annum, payable semi-annually on May 1 and November 1 of each year, beginning November 1, 2017. The Company received $194.8 million in proceeds for the sale of the 2024 Convertible Notes, after deducting fees and expenses of $6.5 million.
Upon conversion of the 2024 Convertible Notes, at the election of each holder of a 2024 Convertible Note (the “Holder”), the note will be convertible into cash, shares of the Company’s common stock, or a combination thereof, at the Company’s election (subject to certain limitations in the 2015 term loan), at a conversion rate of approximately 37.3413 shares of common stock per $1,000 principal amount of the 2024 Convertible Notes, which corresponds to an initial conversion price of approximately $26.78 per share of the Company’s common stock.
The conversion rate is subject to adjustment from time to time upon the occurrence of certain events, including, but not limited to, fundamental change events and certain corporate events that occur prior to the maturity date of the notes. In addition, if the Company delivers a notice of redemption, the Company will increase, in certain circumstances, the conversion rate for a Holder who elects to convert its notes in connection with such a corporate event or notice of redemption, as the case may be. At any time prior to the close of business on the business day immediately preceding February 1, 2024, Holders may convert all, or any portion, of the 2024 Convertible Notes at their option only under the following circumstances:
(1)	during any calendar quarter commencing after the calendar quarter ending on June 30, 2017 (and only during such calendar quarter), if the last reported sale price of the Company’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;
(2)	during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day;
(3)	if the Company calls any or all of the notes for redemption, at any time prior to the close of business on the business day immediately preceding the redemption date; and
(4)	upon the occurrence of specified corporate events.
On or after February 1, 2024, until the close of business on the business day immediately preceding the maturity date, Holders may convert their notes at any time, regardless of the foregoing circumstances. The Company may redeem, for cash, all or any portion of the 2024 Convertible Notes, at its option, on or after May 6, 2020 if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price for at least 20 trading days during any 30 consecutive day trading period, at a redemption price equal to 100% of the principal amount of the 2024 Convertible Notes to be redeemed, plus accrued and unpaid interest, subject to the Holders’ right to convert as described above.
The 2024 Convertible Notes are considered convertible debt with a cash conversion feature. Per ASC
470-20,
Debt with Conversion and Other Options, the Company has separated the convertible debt into liability and equity components based on the fair value of a similar debt instrument excluding the embedded conversion option. The carrying amount of the liability component was calculated by measuring the fair value of a similar liability that does not have an associated convertible feature. The allocation was performed in a manner that reflected our non-convertible
debt borrowing rate for similar debt. The equity component of the 2024 Convertible Notes was recognized as a debt discount and represents the difference between the proceeds from the issuance of the 2024 Convertible Notes and the fair value of the liability of the 2024 Convertible Notes on their respective dates of issuance. The excess of the principal amount of the liability component over its carrying amount (“debt discount”) is amortized to interest expense using the effective interest method over seven years. The equity component is not re-measured
as long as it continues to meet the conditions for equity classification. The liability component of $136.7 million was recorded as long-term debt at May 2, 2017 with the remaining equity component of $64.5 million recorded as additional paid-in
capital.
In connection with the issuance of the 2024 Convertible Notes, the Company incurred approximately $6.5 million of debt issuance costs, which primarily consisted of underwriting, legal and other professional fees, and allocated these costs to the liability and equity components based on the allocation of the proceeds. Of the total debt issuance costs, $4.4 million were allocated to the liability component and are recorded as a reduction of the 2024 Convertible Notes in our consolidated balance sheets. The remaining $2.1 million was allocated to the equity component and is recorded as a reduction to additional paid-in
capital.
Debt discount and issuance costs of $68.9 million are being amortized to interest expense over the life of the 2024 Convertible Notes using the effective interest rate method. As of December 31, 2019, the stated interest rate was 3.375%, and the effective interest rate was 9.71%. Interest expense related to the 2024 Convertible Notes for the year ended December 31, 2019 was $14.7 million, including $8.0 million related to amortization of the debt discount.
The table below summarizes the carrying value of the 2024 Convertible Notes as of December 31, 2019:

(in thousands)
Gross proceeds	$201,250
Portion of proceeds allocated to equity component (additional paid-in capital)	(64,541)
Debt issuance costs	(6,470)
Portion of issuance costs allocated to equity component (additional paid-in capital)	2,075
Amortization of debt discount and debt issuance costs	21,099

Carrying value 2024 Convertible Notes	$153,413